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                                                                   EXHIBIT 10.11

[LOGO OF LXN CORPORATION]                                   CONFIDENTIAL
The Diabetes Control Company                           Distribution Agreement

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This Agreement is established between LXN Corporation, 6325 Lusk Boulevard, San
Diego, CA 92121, USA, hereinafter referred to as "LXN", and:

          Firm Name:          GEM Edwards Wholesale
                              ------------------------------------
          Address#1           5460 Hudson Industrial Parkway
                              ------------------------------------
          Address#2
                              ------------------------------------
          City, State, Zip    Hudson, OH 44236
                              ------------------------------------
          Phone #             330-342-8300
                              ------------------------------------
          Fax #               330-342-9444
                              ------------------------------------
          Contact:            Paul Tracy, VP Sales and Marketing
                              ------------------------------------

Hereinafter referred to as the "Authorized LXN Distributor (ALD)." LXN and ALD do hereby agree as follows:

I. THE PRODUCTS -- All LXN labeled instruments, reagents, supplies and consumable products manufactured for or by LXN, as listed in Exhibit A, shall be referred to as the "Products." Product specifications are subject to change at any time, and LXN agrees to notify ALD in writing of any such change. LXN may withdraw or replace any Product from its current Price List without suspending the Provisions of this Agreement.

II. APPOINTMENT AND TERRITORY -- Until canceled or terminated, LXN hereby appoints ALD as a Distributor of the Products within the "Area of Coverage" set forth herein. The appointment of the Area of Coverage is personal and specific and shall not be assignable or transferable in any manner and is subject to the following limitations:

1. The designated Area of Coverage will be: (i) DME's; (ii.) eligible distributors of diabetes suppliers, and (iii.) third party Insurance providers (HMO's, PPO's, etc.). Eligible distributors for purposes of area (ii.) shall be defined as those serving primarily Medicare, Medicaid and Insurance patients directly.

2. Distribution rights in the designated areas will be: As to areas (i.) and (ii.) in Section II-I above, rights shall be exclusive, except as to the following accounts: ExpressMed, Certified Diabetes Supply, Transworld, Liberty, AARP, Amway, National Diabetic Pharmacies, and any other party which is currently under agreement or in negotiation with LXN. These accounts will be restricted from reselling the Product in the ALD's Area of Coverage. As to area (iii.) in Section II-I above, rights shall be non-exclusive.

3. ALD agrees not to sell Products outside the said Area of Coverage without the prior written consent of LXN. Failure to comply will be cause for immediate termination of this Agreement.

4. LXN retains the right to sell to any account in the Area of Coverage that prefers to purchase directly from LXN rather than ALD. However, LXN agrees not to sell product to such account at a price below existing selling price from ALD.

III. LXN RESPONSIBILITIES -- LXN agrees to meet the following responsibilities:

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[LOGO OF LXN CORPORATION]                                   CONFIDENTIAL
The Diabetes Control Company                            Distribution Agreement


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1.   Provide Product in the most timely and reasonable manner.
2. Provide Product warranty coverage, as specified in the Product documentation.
3. Maintain toll-free telephone service for Product orders, technical service, customer inquiries and direct replacement of defective products on a 24 hour 7 days per week basis.
4.   Invoice shipments of the Product to the ALD at the prices shown in Exhibit
     A.

IV.  ALD RESPONSIBILITIES - ALD agrees to meet the following responsibilities:
1. Purchase sufficient quantities of product to meet the commitments outlined in Exhibit B.
2. Maintain adequate inventory to meet customer demand, adhering to stated pricing and payment terms, and rotating stock on a FIFO basis.
3. Use best efforts to promote Products and to correctly use all LXN trademarks, provided such use shall be with LXN's written consent.
4. Provide high levels of customer service and make no claims about the Products other than those stated in LXN's literature and specifications.
5. Adhere to LXN's policies for managing the return and/or recall of Products, including record-keeping of sales by serial number &/or Lot number.
6. Provide same day oral notice to LXN Customer service, followed by written notification within 48 hours, of any customer-reported adverse incidents involving the Products.
7. Comply with all Federal, State and local laws and regulations applicable to the sale of the Products.
8. Hold in strict confidence all information received from LXN that is designated as "Confidential" for a period of two (2) years after the termination or cancellation of this Agreement, apart from such information that is publicly known or independently discovered by the recipient. Such information includes, but is not restricted to: pricing, terms of this agreement, and any attachment or exhibit to this agreement.
9. Provide LXN with Monthly Sales Tracking Reports (Distributor Cost), to include product, quantity and zip code, no later than the 10/th/ of the following month. These reports should be provided to LXN electronically and at no charge to LXN. The information will be used for the purposes of monitoring ALD sales performance and compensating LXN Sales Personnel.
10. ALD shall provide, by the first day of each month, a six-month rolling forecast of meter requirements fox LXN's planning purposes. Effective with the first year anniversary date of this agreement, the first three months of the rolling forecast shall be considered a firm purchase order from the ALD.

V.   DELIVERY AND PAYMENT TERMS
1.   ALD orders are subject to acceptance in part or in full by LXN.
2.   LXN may hold shipments if amounts owed by ALD to LXN are past due.
3. Special shipping requests, such as drop shipments and next day air deliveries will be honored upon ALD's request and at the responsibility of the ALD.
4.   All invoices are due net 60 days from receipt.
5.   All products will be FOB Twinsburg, OH

VI.  WARRANTY HANDLING & RETURNED GOODS
1. Repairs and warranty fulfillment shall be performed only by LXN and only pursuant to its policies.
2. ALD shall promptly refer all end-user complaints or warranty claims to LXN's Customer Service Department (which currently is U.S. toll-free:
     1-888-LXN-TEST).

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[LOGO OF LNX CORPORATION]                                   CONFIDENTIAL
ThE Diabetes Control Company                            Distribution Agreement


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3.   ALD complaints or warranty claims shall be directed to LXN's Customer
     Service Department. Prior to the return of any product to LXN, a Returned Goods Authorization number (RGA#) shall be obtained from LXN by ALD. Returns in excess of 5% of purchases will require prior written approval.

VII. CANCELLATION, TERMINATION, SEVERABILITY
1. The term of this agreement shall be 5 (five) years unless terminated earlier.
2. Either party may cancel or terminate this Agreement at any time with cause by giving ninety- (90) days written notice by registered mail. It is agreed that such cancellation or termination will not impose any liability to ALD, and neither will it release ALD from obligations defined in Section IV and V above.
3. In the event of a material breech of any obligation of this agreement, either party may terminate this agreement immediately.
4. ALD shall discontinue use of LXN's trademarks and thereafter not use trade names directly or indirectly in connection with its business.
5. Any provision of this Agreement which is finally determined by competent court or government agency to be prohibited or unenforceable in any jurisdiction will, as to such provision and jurisdiction only, be deemed severed to the extent of such prohibition and unenforceability and subject to such severance, and this Agreement will continue in effect in accordance with its other terms and conditions.

VIII. ALD AS INDEPENDENT CONTRACTOR - The appointment of ALD, pursuant to this Agreement, shall not in any way constitute the ALD as an agent or legal representative of LXN for any purpose whatsoever. Ald is not granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name LXN or to bind LXN in any manner whatsoever.

IX. INDEMNITY - ALD shall indemnify and hold harmless LXN from and against any and all claims arising out of this Agreement, or from the conduct of ALD's business, and shall further indemnify and hold harmless LXN from and against any and all claims arising from any breach or default in the performance of any obligations on ALD's part to be performed under the terms of this Agreement or arising from any negligence or other conduct of ALD or any of ALD's agents, contractors, dealers, salesmen, employees or other representatives, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against LXN by reason of such claim. ALD upon notice from LXN shall defend the same at ALD's expenses by counsel satisfactory to LXN. ALD as material part of the consideration to LXN, hereby assumes all risk of damage to property or injury to persons arising out of the activities of distributor and its agents, dealers, salespersons and representatives under this Agreement and the activities of ALD and from any cause whatsoever, and ALD hereby waives all claims in respect hereof against LXN.

X. FORCE MAJEURE - Neither party shall incur liability under the terms of this Agreement from actions caused by circumstances beyond the reasonable control of the party concerned. Such circumstances


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[LOGO of LXN CORPORATION]
The Diabetes Control Company                                  CONFIDENTIAL
                                                         Distribution Agreement

________________________________________________________________________________

shall include, but not be limited to, Acts of God or the public enemy, fire, flood, earthquake, windstorm, war, government regulations, restrictions, directions or requests, accidents, labor disputes, shortage of or inability to obtain material, equipment, transportation, license or permissions.

XI. MISCELLANEOUS -- This Agreement contains the entire Agreement between the parties hereto within the matters covered herein. No modification, alteration, amendment or addendum to this Agreement shall be valid unless made in writing and signed by the authorized representatives of both LXN and ALD.

This agreement is entered into between LXN and ALD at San Diego, California. Any dispute that arises between the parties with respect to the performance of this Agreement shall be submitted to binding arbitration by the American Arbitration Association (or such other arbitration organization agreed to in writing by the parties hereto) to be determined and resolved by said association under its rules and procedures in effect at the time of submission. The final arbitration decision shall be enforceable through the courts of the State of California.

XII. NOTICES -- Any notice or other communication shall be deemed delivered three (3) days from the mailing via United States regular mail to the Parties executing this Agreement or their authorized representatives at the addresses noted in this Agreement.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

This agreement shall be deemed in effect upon LXN's receipt of one (1) fully executed copy of the same from ALD.

LXN:   /S/ MICHAEL A. BEEUWSAERT          ALD:   GEM EDWARDS INC
       -------------------------                 ---------------------

By:    MICHAEL A. BEEUWSAERT              By:    Dee E. Edwards
       -------------------------                 ---------------------

Title: President & CEO                    Title: OFFICER
       -------------------------                 ---------------------

Date:     4/20/00                         Date:    3/15/00
       -------------------------                 ---------------------


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[LOGO OF LXN CORPORATION]                                   CONFIDENTIAL
The Diabetes Control Company                           Distribution Agreement
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                                   EXHIBIT A

                              PRODUCTS & PRICING

     -------------------------------------------------------------
           PRODUCTS                      ANNUAL            PRICE
                                        PURCHASE            PER
                                         VOLUME
     -------------------------------------------------------------
      LXN branded Glucose only meter     All               $[***]
     -------------------------------------------------------------
      LXN branded Glucose test strips -  0-50,000          $[***]
      Btls. of 50 strips                 50,000 - 200,000  $[***]
                                         * 200,000         $[***]
     -------------------------------------------------------------
      LXN branded Glucose controls -     All               $[***]
      2ml Btl
     -------------------------------------------------------------
     -------------------------------------------------------------
* greater than

[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OF LXN CORPORTION]
The Diabetes Control Company                                  CONFIDENTIAL
                                                         Distribution Agreement

________________________________________________________________________________

                                   EXHIBIT B

                             PURCHASE COMMITMENTS


          -------------------------------------------------------
             PURCHASING PERIOD-         BOTTLES OF 50 GLUCOSE
              MONTHS FOLLOWING          TEST STRIPS PURCHASED
               EFFECTIVE DATE             DURING THE PERIOD

          -------------------------------------------------------
           Months  1-3                            [***]
          -------------------------------------------------------
                   4-6                            [***]
          -------------------------------------------------------
                   7-9                            [***]
          -------------------------------------------------------
                  10-12                           [***]
          -------------------------------------------------------
                  13-15                           [***]
          -------------------------------------------------------
                  16-18                           [***]
          -------------------------------------------------------
                  19-21                           [***]
          -------------------------------------------------------
                  22-24                           [***]
          -------------------------------------------------------
                  25-27                           [***]
          -------------------------------------------------------
                  28-30                           [***]
          -------------------------------------------------------
                  31-33                           [***]
          -------------------------------------------------------
                  34-36                           [***]
          -------------------------------------------------------
                  37-48                15% above months 24-36
          -------------------------------------------------------
                  49-60                15% above months 37-48
          -------------------------------------------------------

          -------------------------------------------------------

          -------------------------------------------------------

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[***] CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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[LOGO OF LXN CORPORATION]                                   CONFIDENTIAL
The Diabetes Control Company                           Distribution Agreement

________________________________________________________________________________


                                   EXHIBIT C



                                 ExpressView
                                LXN Corporation
 Coupon is good for the purchase of ONE ExpressView Blood Glucose Testing Kit
                                    ---


                             CUSTOMER INFORMATION

     CONSUMER NAME:________________________________________________________

     CONSUMER ADDRESS:_____________________________________________________

     CONSUMER CITY:________________________     STATE:__________ ZIP:_________

     CONSUMER PHONE:(_____)______________     DATE CONSUMER PURCHASED:__/__/__


                                  [ILLEGIBLE]

                         SERIAL NUMBER:______________


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                           GEMCO ACCOUNT INFORMATION

     ACCOUNT NAME:__________________________________________________________

     ADDRESS:_______________________________________________________________

     CITY:______________________________________ ST:________ ZIP:___________

     CONTACT NUMBER:________________________________________________________

     PHONE:_(_____)_________________________________________________________

          Submit Information to:    GEMCO Wholesale, Inc.
                                 1658 Highland Road - Ste. 10
                                    Twinsburg, OH 44087
                                       1-800-733-7976
                                    1-330-487-0810 (fax)
                                      Gemcohq@aol.com

          REBATE CREDIT WILL BE ISSUED WITHIN 10 BUSINESS DAYS AFTER
                                  SUBMISSION.

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